(c) 2009 by Evans Bancorp Sandler O'Neill East Coast Financial Services Conference November 11, 2010 David J. Nasca President & CEO Evans Bancorp, Inc. Gary A. Kajtoch Executive Vice President & CFO NASDAQ: EVBN

(c) 2010 by Evans Bancorp Safe Harbor Statement 2 This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

(c) 2010 by Evans Bancorp Recent Price $14.00 Market Capitalization $57.0 million Total Shares Outstanding 4.1 million Ownership - Insider 4.7% Institutional 31.1% 3 Dividend Yield 2.86% Total Assets $658.9 million Total Loans (excluding Leases) $485.8 million Total Deposits $535.3 million Total Common Equity $63.9 million Evans Established: 1920 Bank Branches: 13 Insurance Agency Locations: 14 Evans Bancorp, Inc. (NASDAQ: EVBN) Note: Market data as of 11/2/10; financial data as of September 30, 2010; ownership as of November 1, 2010 filings

(c) 2010 by Evans Bancorp Source: FDIC, as of June 30, 2010 Opportunity for Growth 4 Buffalo, NY Evans Bank Branch The Evans Agency Office 2010 Market Share by Deposits $31.3B Total Deposits HSBC 37.6% M&T 30.3% Key Bank 8.3% First Niagara 9.5% Evans 1.7% Citizens 4.2% Bank of America 2.8% All Others 5.6%

Comprehensive Financial Services Significant insurance agency presence in WNY $1.8 mm in Q3 2010 revenue 14 locations; 7 agency acquisitions since 2004 (c) 2010 by Evans Bancorp 5 Q3 2010 net interest income expanded 4.4% over prior year period due to core loan performance and reduced interest expense $24.5 mm in Q3 2010 TTM net interest income Q3 2010 net interest margin at 4.18%

Experienced Management Team

David Nasca *President and* *Chief Executive Officer*	Over 26 years experience with 11 at First Niagara Financial Group in several leadership roles such as bank president, treasurer and executive vice president of strategic planning. Significant experience in M&A and retail banking.
Gary Kajtoch *Executive Vice President and* *Chief Financial Officer*	Over 20 years financial experience in the banking industry, with 17 years in the finance and treasury divisions of M&T Bank.
Cynthia Rich *Executive Vice President,* *Operational Excellence and Credit*	Over 20 years at M&T Bank in the retail, operations, marketing and finance areas.
Robert Miller CLU, CPCU *Executive Vice President,* *Sales and Customer Experience /* *President, The Evans Agency (TEA)*	Over 29 years of insurance agency experience, 7 at TEA. Experience includes agency ownership and production, sales management, marketing, M&A and planning.
John Eagleton *Vice President,* *Commercial Loan Officer*	Over 20 years in credit underwriting and loan originations with small, middle market and large corporate clients and developers at Chase Manhattan, Key Bank, Evans Bank, GE Capital and GMAC.
Michael Bonito *Vice President,* *Manager of Consumer Lending*	Over 25 years experience in mortgage lending. 14 years experience as President, CEO and owner of Multisource Funding, Inc. Worked with Empire of America Realty Credit Corp and Goldome Credit Corp. Past president of the NYS Mortgage Brokers Association.

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© 2010 by Evans Bancorp

EVANS BANCORP INC.

Evans' Strategy for Growth (c) 2010 by Evans Bancorp 7 7

OH PA NY (c) 2010 by Evans Bancorp Distribution Strategy 8 8

(c) 2009 by Evans Bancorp Financial Highlights and Results 9

10 (c) 2010 by Evans Bancorp Expanding Asset Base ($,in millions) Expanded asset base through organic loan growth and acquisition Increased future earnings power potential Restructured balance sheet in 2007; 15.6% CAGR (2007 - Q3 10) 9.2% CAGR (2006 -Q3 10)

(c) 2010 by Evans Bancorp * Excludes National Lease Portfolio Core Banking: Loan Growth* 11 Commercial loans and acquisition drove 31% growth in 2009 High quality in-market commercial real estate loans Capturing strong credits from larger banks Supports core business strategy ($, in millions) 18.5% CAGR (2006 -Q3 10)

(c) 2010 by Evans Bancorp 12 Per September 30, 2010 Diverse Loan and Lease Portfolio

(c) 2010 by Evans Bancorp 13 Asset Quality NPAs to Total Loan + OREO * Peer data per SNL ENL- Evans National Leasing WVB- Waterford Village Bank (FDIC assisted acquisition)

National Leasing Portfolio 14 Portfolio Status High water mark (12/31/08): $58.6 million Net lease charge-offs (Q2 09): $7.7 million* Book value (9/30/10): $18.7 million (3.7% of total loan and lease portfolio) Cushion**: $3.2 million / Coverage Ratio = 135% Current run down rate: $1.3 million per month (approximate) *Lease portfolio was classified as held-for-sale at June 30, 2009, resulting in a mark-to-market adjustment and actual charge-offs of $7.7 million ** Remaining mark plus allowance for lease losses (c) 2010 by Evans Bancorp

(c) 2010 by Evans Bancorp 15 Asset Quality Allowance for Loan Loss / Non-Accruals Q3 2010 Current Loan Allowance Ratio : 1.80% * Peer data per SNL ENL- Evans National Leasing WVB- Waterford Village Bank (FDIC assisted acquisition)

(c) 2010 by Evans Bancorp 16 Q3 10 Non-Performing Loans by Portfolio* Asset Quality ($, in millions) * Excludes National Lease Portfolio NPL Ratios by Portfolio 1.04% 1.03% 6.38% 0.58% 2.50% 2.36% Core Non-Performing Loans: $5.29 WVB Non-Performing Loans: $2.25 Total Non-Performing Loans: $7.54 Total Loan Portfolio: $504.6 million

(c) 2010 by Evans Bancorp 17 Low Cost Core Deposits ($, in millions) 11.5% CAGR (2006 -Q3 10) 23.6% increase in 2009 on strong growth in regular savings, demand deposits and acquisition 2009 Peer Comparison: EVBN up 23.6% vs. Banks < $1 billion up 11.2%* Q3 10 deposit composition: Savings & Money Market: 45.4%; Time Deposits: 26.9%; Demand & NOW: 23.4%; Municipal Money Market: 4.3% * Peer data per SNL

(c) 2010 by Evans Bancorp * Excludes $2.3 million loss on sale of securities associated with balance sheet restructuring in June 2007. 18 ** EVBN without Leases ** Excludes $0.7 million gain on bargain purchase. Strong Margins and Revenue Growth Net Interest Margin Comparison Revenue $36.0 $30.9 $27.8 $25.6 4.10%** Q3 2010 $37.2 * Peer data per SNL ($, in millions)

(c) 2010 by Evans Bancorp 19 Fee income less rate sensitive Capitalize on relationship management Insurance 56% of Q3 10 TTM non-interest income Focusing on growing commercial lines 4.6% CAGR (2006 - Q310 TTM) Non-Interest Income (in millions) * Excludes $2.3 million loss on sale of securities associated with balance sheet restructuring in June 2007. ** Excludes $0.7 million gain on bargain purchase.

20 Bottom-line Results (in millions) Net Income Earnings Per Share (diluted) As Reported: $3.37 $4.91 $0.71 $5.73 $1.23 $1.78 $0.25 $1.79 As Reported:

* Excludes national lease portfolio 21 Third Quarter 2010 - Core Business Strength ($ in millions, except per share data) Net Interest Income* Non-Interest Income* Non-Interest Expense* Net Income Earnings Per Share (diluted) Q3 2009 Q3 2010 Q3 2009 Q3 2010

Solid capital base Capital raise to support growth (c) 2010 by Evans Bancorp Risk-Based Capital Ratios Evans Bancorp Sept 30, 2010 Regulatory Guidelines for Well Capitalized Tier 1 leverage ratio 9.99% 5.00% Tier 1 risk-based capital 13.28% 6.00% Total risk based capital 14.54% 10.00% TCE/TA 8.38% Tangible Book Value $13.39 22 Capital Structure

(c) 2009 by Evans Bancorp Driving Growth 23 Managing Risk

(c) 2010 by Evans Bancorp 24 Three-to-Five Year Growth Goals Gain Operating Leverage with Scale Total Assets: $658.9 ROA: 0.78% ROE: 7.93% Efficiency Ratio^: Low 66.57% ^The calculation of the efficiency ratio excludes goodwill impairment, amortization of intangibles and gains and losses on sale of securities, for comparative purposes Investments in systems, process, branches and people Increase diversity in loan portfolio Acquisition opportunities Today Total Assets: $900-1.2B ROA: 0.95-1.0% ROE: 11.0-13.0% Efficiency Ratio^: Low 60% 3-5 Year Goals ($, in millions, Q3 2010) Interim earnings impact from continued investments to achieve long-term value

(c) 2010 by Evans Bancorp Investment Highlights 25

(c) 2009 by Evans Bancorp Evans Bancorp, Inc. Sandler O'Neill East Coast Financial Services Conference November 11, 2010